UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2026

PLYMOUTH INDUSTRIAL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

maryland	001-38106	27-5466153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Custom House Street, 11th Floor

Boston, MA 02110

(Address of Principal Executive Offices) (Zip Code)

(617) 340-3814

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	PLYM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously disclosed, on October 24, 2025, Plymouth Industrial REIT, Inc. (the “Company”) entered into an Agreement and Plan of Merger (as it may be amended, modified or supplemented from time to time, the “Merger Agreement”) with Plymouth Industrial OP, LP, a Delaware limited partnership (the “Operating Partnership”), PIR Ventures LP, a Delaware limited partnership (“Parent”), PIR Industrial REIT LLC, a Delaware limited liability company and a wholly-owned subsidiary of Parent (“REIT Merger Sub”), and PIR Industrial OP LLC, a Delaware limited liability company and a wholly-owned subsidiary of REIT Merger Sub (“OP Merger Sub”). The Merger Agreement provides, among other things, and subject to the terms and conditions set forth therein and in accordance with Maryland General Corporation Law, the Delaware Limited Liability Company Act, and the Delaware Revised Uniform Limited Partnership Act, as applicable, (i) that the Company will be merged with and into REIT Merger Sub, with REIT Merger Sub surviving as a wholly owned subsidiary of Parent (the “REIT Merger”) and (ii) that, immediately prior to the consummation of the REIT Merger, the Operating Partnership will be merged with and into OP Merger Sub, with OP Merger Sub surviving as a wholly owned subsidiary of REIT Merger Sub (the “Partnership Merger” and, together with the REIT Merger, the “Mergers”).

On January 22, 2026, the Company held a virtual special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Mergers. All references in this Current Report on Form 8-K to “present in person” shall mean virtually present at the Special Meeting.

As of the close of business on December 15, 2025, the record date for the Special Meeting, there were 44,551,164 shares of the Company’s common stock, par value $0.01 per share (the “Shares”), outstanding and entitled to vote at the Special Meeting. A total of 30,283,740 Shares, representing approximately 67.97% of the voting power of the outstanding Shares entitled to vote, were present in person or represented by proxy at the Special Meeting, constituting a quorum to conduct business.

At the Special Meeting, the following proposals were considered:

1.	Merger Proposal. A proposal to approve the merger of the Company with and into REIT Merger Sub pursuant to the terms of the Merger Agreement (the “Merger Proposal”).
2.

Merger Compensation Proposal. A proposal to approve, by a non-binding, advisory vote, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the transactions contemplated by the Merger Agreement. (the “Merger Compensation Proposal”).

3.

Adjournment Proposal. A proposal to approve any adjournments of the Special Meeting, to a later date or dates if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”).

Each proposal is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 18, 2025, as supplemented on January 12, 2026 and January 15, 2026, respectively. The Merger Proposal and the Adjournment Proposal were each approved by the requisite vote of the Company’s stockholders. The non-binding Merger Compensation Proposal was not approved. The final voting results for each proposal are presented below.

Proposal 1: The Merger Proposal

Approval of the Merger Proposal required the affirmative vote of the holders of at least a majority of the Shares outstanding and entitled to vote on the Merger Proposal as of the record date for the Special Meeting. Abstentions had the same effect as voting against the Merger Proposal. The Merger Proposal was approved.

For	Against	Abstain
30,172,147	30,626	80,967

Proposal 2: The Merger Compensation Proposal

Approval of the Merger Compensation Proposal required the affirmative vote of a majority of votes cast on the Merger Compensation Proposal. Abstentions were not considered votes cast and therefore had no effect on the outcome of the Merger Compensation Proposal. The Merger Compensation Proposal was not approved.

For	Against	Abstain
15,099,903	15,117,960	65,877

Proposal 3: The Adjournment Proposal

Approval of the Adjournment Proposal required the affirmative vote of a majority of votes cast on the Adjournment Proposal. Abstentions were not considered votes cast and therefore had no effect on the outcome of the Adjournment Proposal. The Adjournment Proposal was approved, but was not necessary in light of the approval of the Merger Proposal.

For	Against	Abstain
28,885,480	1,301,158	97,102

Because none of the proposals were “routine” matters, there could be no broker non-votes occurring in connection with these proposals at the Special Meeting.

Item 7.01. Regulation FD Disclosure.

On January 22, 2026, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On January 20, 2026, the previously disclosed emergency motion filed by Redimere Advisors LLC in the Suffolk County Superior Court, Boston was denied. The Company anticipates the Mergers to close on or about January 27, 2026.

The information contained in Item 7.01 of this Current Report on Form 8-K, including the press release attached hereto as Exhibit 99.1, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including the information in the press release attached hereto as Exhibit 99.1, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description

99.1	Press Release announcing results, dated as of January 22, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLYMOUTH INDUSTRIAL REIT, INC.

Date: January 22, 2026	By:	/s/ Jeffrey E. Witherell
Jeffrey E. Witherell
Chief Executive Officer